UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 25, 1998

                     STRUCTURED ASSET SECURITIES CORPORATION
             Mortgage Pass-Through Certificates, Series 1998-2 Trust


New York (governing law of          033-99598      52-2082541
Pooling and Servicing Agreement)    (Commission    52-2082542
(State or other                     File Number)   52-2082545
jurisdiction                                       52-2082548
                                                   IRS EIN

        c/o Norwest Bank Minnesota, N.A.
        7485 New Horizon Way                                 21703
        Frederick, MD                                       (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On August 25, 1998 a distribution was made to holders of STRUCTURED ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 1998-2 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description

             EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-2 Trust, relating to the August 25, 1998 distribution.




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      STRUCTURED ASSET SECURITIES CORPORATION
              Mortgage Pass-Through Certificates, Series 1998-2 Trust

              By:   First Union National Bank, as Trustee
              By:   /s/ Pablo de la Canal, Vice president
              By:   Pablo de la Canal, Vice president
              Date: 8/26/1998


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-2 Trust, relating to the August 25, 1998 distribution.